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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report April 16, 2003

                                 MICROBEST, INC.
             (Exact name of registrant as specified in its charter)

          MINNESOTA                   0-28137                  41-1864003
(State or other jurisdiction      (Commission File           (I.R.S. Employer
of incorporation)                  Number)                   Identification No.)

          751 Park of Commerce Drive, Suite 122
          Boca Raton , FL                                            33487-3623
          (Address of principal executive offices)                   (Zip Code)

                  Registrant's telephone number; (561) 995-9770

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 1. Changes in Control of Registrant.

None

Item 2. Acquisition or Disposition of Assets.

None

Item 3. Bankruptcy or Receivership.

None

Item 4. Changes in Registrant's Certifying Accountant.

None

Item 5. Other

The Company has not filed its annual report on FORM 10-KSB for the year ended December 31, 2002 as required pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 as it lacked the audited financial statements required by
Item 310 (a) of Regulation S-B. The Company did not have the funds to pay for the audit of the financial statements.

Item 6. Resignation of Registrant's Directors.

On February 19, 2003 Carter Reames submitted his resignation as a Director of the Company. Mr. Reames explained to the Board that the pressures of his other business interests and the possibility the Company `s common stock may not trade back on the NASD Bulletin Board were factors in his decision. Mr. Reames continues to have positive relationship with the Company, its management and the Board and would consider rejoining the Board should the common stock trading return to a more favorable venue.

Item 7. Financial Statements and Exhibits

None

Item 8. Change in Fiscal Year.

None

Sales of Equity Securities Pursuant to Regulation S.

None

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Microbest, Inc.
                                      ---------------
                                     (Registrant)

Date: April 16, 2003                 /s/ William J. Breslin
                                         -------------------
                                     William J, Breslin, Chief Financial Officer